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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-66450, 33-93938, No. 333-09169 and No. 333-30365) pertaining to the 1992 Stock Option Plan of Shaman Pharmaceuticals, Inc. of our report dated January 29, 1998, with respect to the financial statements of Shaman Pharmaceuticals, Inc. included in the Annual Report (Form 10-K/A) for the year ended December 31, 1997.

                                          ERNST & YOUNG LLP

Palo Alto, California
May 6, 1998